ON LETTERHEAD



                                   Exhibit 23.3



CONSENT OF INDEPENDENT AUDITORS



We consent to the inclusion of our report dated Noverber 20, 1998 of our audit of the financial statement of Swissray International, Inc. for the year ended June 30, 1998 in Swissray International, Inc.'s Amendment No. 1 to Form S-1 filed April 27, 1999.





                                            /S/FELDMAN SHERB EHRLICH & CO., P.C.
                                               FELDMAN SHERB EHRLICH & CO., P.C.




New York, New York
April 27, 1999